UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

JUNIATA VALLEY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

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Pennsylvania	0-13232	23-2235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 582-5101

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Juniata Valley Financial Corp.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of Juniata Valley Financial Corp. (the “Company”) appointed Christina Calkins-Mazur as a director of the Company on March 21, 2023. Mrs. Calkins-Mazur was appointed to the class of directors whose term expires at the 2024 annual meeting of shareholders and is expected to serve on the Trust and Loan Committees of the Board of Directors. She was born in Ashland, Oregon and moved to Pennsylvania in 1978. Upon graduating from St. Francis University with a degree in Business Management, she worked with her father full-time at Calkins Buick GMC Subaru in Burnham, Pennsylvania.  She became the Dealer Principle in 2009 and sold the business and retired in 2019. Mrs. Calkins-Mazur is a service-oriented professional serving on various boards of directors and committees in addition to her professional commitments. She is the current Chair of the Mifflin County Industrial Development Authority and a board member of the Mifflin County Industrial Development Corporation. She is also a board member for the United Way and was a past United Way Campaign Chair. Continuing a family legacy of service for Rotary International, she is a current director and has been an active member since 2001. Mrs. Calkins-Mazur previously served as the Vice Chair for the Juniata River Valley Chamber and is presently a director working to advise the Executive Director to promote Mifflin and Juniata counties, offering opportunities to connect with other businesses, leadership development, advocacy and support, as well as educational opportunities. Mrs. Calkins-Mazur was previously a regional advisory board member for Kish Bank.

Mrs. Calkins-Mazur lives in Lewistown, Pennsylvania with her husband and their two children.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: March 24, 2023	By:	/s/ Michael W. Wolf

	Name:	Michael W. Wolf
	Title:	EVP, Chief Financial Officer